INDEPENDENT  AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-2226 of SafeGuard Health Enterprises, Inc. on Form S-8 of our report dated March 28, 1997, appearing in this Annual Report on Form 10-K of SafeGuard Health Enterprises, Inc. for the year ended December 31, 1996.

/s/ Deloitte & Touche, L.L.P.

Costa Mesa, California
March 28, 1997

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                                 EXHIBIT 23.1